Exhibit 99.1

Pennant Reports Fourth Quarter and Fiscal Year 2024 Results

Conference Call and Webcast scheduled for tomorrow, February 28, 2025 at 10:00 am MT

EAGLE, Idaho – February 27, 2025 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results for the fiscal year and fourth quarter of 2024, reporting GAAP diluted earnings per share of $0.70 and $0.16 for the year ended December 31, 2024 and the fourth quarter, respectively. Pennant also reported adjusted diluted earnings per share of $0.94 for the year and $0.24 for the quarter (1).

Fourth Quarter Highlights

▪Total revenue for the full year was $695.2 million, an increase of $150.3 million or 27.6% over the prior year, and for the fourth quarter was $188.9 million, an increase of $42.9 million or 29.4% over the prior year quarter;

▪Net income for the full year was $22.6 million, an increase of $9.2 million or 68.6% over the prior year and for the fourth quarter was $5.8 million, an increase of $1.4 million or 32.4% over the prior year quarter;

▪Adjusted net income for the full year was $30.0 million, an increase of $8.1 million or 36.9% over the prior year and for the fourth quarter was $8.5 million, an increase of $1.9 million or 28.0% over the prior year quarter;

▪Segment Adjusted EBITDAR from Operations for the full year was $139.4 million, an increase of $28.5 million or 25.7% over the prior year and for the fourth quarter was $36.7 million, an increase of $6.5 million or 21.6% over the prior year quarter;

▪Adjusted EBITDA for the full year was $53.3 million, an increase of $12.6 million or 30.9% over the prior year and for the fourth quarter was $13.8 million, an increase of $1.9 million or 16.1% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the year was $519.5 million, an increase of $125.0 million or 31.7% over the prior year and for the fourth quarter was $142.0 million, an increase of $35.1 million or 32.9% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the full year 2024 was $87.7 million, an increase of $22.1 million or 33.7% over the prior year and for the fourth quarter was $23.2 million, an increase of $5.0 million or 27.3% over the prior year quarter; and segment adjusted EBITDA from operations for the full year was $80.7 million, an increase of $20.5 million or 34.1% over the prior year and for the fourth quarter was $21.3 million, an increase of $4.7 million or 27.9% over the prior year quarter;

▪Total home health admissions for the full year were 59,741, an increase of 16,233 or 37.3% over the prior year and fourth quarter were 15,959, an increase of 4,631 or 40.9% over the prior year quarter; total

Exhibit 99.1
Medicare home health admissions for the full year were 24,598, an increase of 5,209 or 26.9% over the prior year and for the fourth quarter were 6,443, an increase of 1,491 or 30.1% over the prior year quarter;

▪Hospice average daily census for the full year was 3,268, an increase of 661 or 25.4% over prior year and for the fourth quarter was 3,445, an increase of 649 or 23.2% compared to the prior year quarter;

▪Senior Living segment revenue for the full year was $175.8 million, an increase of $25.3 million or 16.8% over the prior year and for the fourth quarter was $46.9 million, an increase of $7.8 million or 20.0% over the prior year quarter; average occupancy for the fourth quarter was 78.6%, a decrease of 40 basis points over the prior year quarter, and average monthly revenue per occupied room for the fourth quarter was $4,961 an increase of $393 or 8.6% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the full year was $51.7 million, an increase of $6.4 million or 14.1% over the prior year and for the fourth quarter was $13.4 million, an increase of $1.5 million or 12.9% over the prior year quarter; and segment adjusted EBITDA from operations for the full year was $16.2 million, an increase of $3.9 million or 31.9% over the prior year and for the fourth quarter was $4.2 million, an increase of $0.8 million or 23.4% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”

Operating Results

“We are pleased to conclude a remarkable year, with strong performance in revenue, adjusted EBITDA, and adjusted earnings per share,” said Brent Guerisoli, the Company’s Chief Executive Officer. “2024 was also a year of transformative expansion, including numerous strategic acquisitions and robust organic growth. With our solid operational foundation, ongoing investments in leadership, and abundant latent potential in our new and existing operations, we anticipate continued positive momentum in 2025 and beyond.”

“We ended the year with record-setting cash flows from operations, which further enhanced our already healthy balance sheet. Based on our strong financial performance, the positive impacts of our credit agreement upsize and our equity offering in the fourth quarter, we are well-poised for future growth with ample dry powder to deploy,” said Lynette Walbom, the Company’s Chief Financial Officer.

A discussion of the Company's use of Non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDA, adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-K for the year ended December 31, 2024, which has been filed with the SEC today and can be viewed on the Company’s website at www.pennantgroup.com.

2025 Guidance

Management is providing 2025 annual guidance as follows: total revenue is anticipated to be between $800.0 million and $865.0 million; full year 2025 adjusted earnings per diluted share is anticipated to be between $1.03 and $1.11; and full year 2025 adjusted EBITDA is anticipated to be between $63.1 million and $68.2 million.

Mr. Guerisoli remarked, “Our earnings guidance midpoint of $1.07 represents 13.8% growth on our 2024 adjusted earnings per share and 46.6% growth over 2023 results. This is based on the compelling momentum across both our segments, the capability of our local leaders to drive organic and inorganic growth, and the untapped potential within our existing operations.”

The Company’s 2025 annual guidance is based on diluted weighted average shares outstanding of approximately 36 million and a 25.5% effective tax rate. The guidance assumes, among other things, reimbursement rate adjustments

Exhibit 99.1
and no unannounced acquisitions. It excludes the tax-effected costs at start-up operations, share-based compensation, acquisition-related costs, and gain (loss) on disposition of assets and impairments.
Ms. Walbom also stated, “We believe providing annual adjusted consolidated EBITDA guidance in addition to annual revenue and adjusted earnings per share guidance is helpful to understanding our expectations for our business and operational cash flow. This updated guidance reflects management’s expectations based on 2024 performance and current operating conditions.”

Conference Call

A live webcast will be held tomorrow, February 28, 2025 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s fourth quarter 2024 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.
About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 123 home health and hospice agencies and 57 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not

Exhibit 99.1
undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 506-6100
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

Revenue	$188,892	$145,954	$695,240	$544,891

Expense
Cost of services	152,673	116,934	558,449	438,096
Rent—cost of services	11,215	10,320	43,029	39,759
General and administrative expense	13,872	9,754	50,209	36,667
Depreciation and amortization	1,827	1,313	6,119	5,130
Loss (gain) on disposition of property and equipment, net	69	66	(682)	70
Total expenses	179,656	138,387	657,124	519,722
Income from operations	9,236	7,567	38,116	25,169
Other expense income, net:
Other income	15	311	207	339
Interest expense, net	(650)	(1,569)	(6,956)	(5,924)
Other expense, net	(635)	(1,258)	(6,749)	(5,585)
Income before provision for income taxes	8,601	6,309	31,367	19,584
Provision for income taxes	2,071	1,780	7,028	5,674
Net income	6,530	4,529	24,339	13,910
Less: Net income attributable to noncontrolling interest	772	180	1,780	531
Net income attributable to The Pennant Group, Inc.	$5,758	$4,349	$22,559	$13,379
Earnings per share:
Basic	$0.17	$0.15	$0.72	$0.45
Diluted	$0.16	$0.14	$0.70	$0.44
Weighted average common shares outstanding:
Basic	34,269	29,978	31,191	29,863
Diluted	35,333	30,236	32,000	30,193

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash	$24,246	$6,059
Accounts receivable—less allowance for doubtful accounts of $232 and $259 at December 31, 2024 and 2023, respectively	81,302	61,116
Prepaid expenses and other current assets	17,308	12,902
Total current assets	122,856	80,077
Property and equipment, net	43,296	28,598
Right-of-use assets	270,586	262,923
Restricted and other assets	17,477	9,337
Goodwill	129,124	91,014
Other indefinite-lived intangibles	96,182	67,742
Total assets	$679,521	$539,691
Liabilities and equity
Current liabilities:
Accounts payable	$18,737	$10,841
Accrued wages and related liabilities	43,106	28,256
Lease liabilities—current	19,671	17,122
Other accrued liabilities	20,186	15,330
Total current liabilities	101,700	71,549
Long-term lease liabilities—less current portion	253,420	248,596
Deferred tax liabilities, net	1,861	1,855
Other long-term liabilities	10,575	8,262
Long-term debt, net	—	63,914
Total liabilities	367,556	394,176
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 34,670 and 34,373 shares issued and outstanding at December 31, 2024, respectively; and 30,297 and 29,948 shares issued and outstanding at December 31, 2023, respectively	35	29
Additional paid-in capital	236,091	105,712
Retained earnings	57,222	34,663
Treasury stock, at cost, 3 shares at December 31, 2024 and December 31, 2023	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	293,283	140,339
Noncontrolling interest	18,682	5,176
Total equity	311,965	145,515
Total liabilities and equity	$679,521	$539,691

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Year Ended December 31,
	2024	2023
Net cash provided by operating activities	$39,298	$33,090
Net cash used in investing activities	(70,684)	(30,222)
Net cash provided by financing activities	49,573	1,112
Net increase in cash	18,187	3,980
Cash beginning of period	6,059	2,079
Cash end of period	$24,246	$6,059

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended December 31,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$66,766	35.3%	$45,932	31.5%
Hospice	63,391	33.6	54,405	37.3
Home care and other(a)	11,864	6.3	6,554	4.5
Total home health and hospice services	142,021	75.2	106,891	73.3
Senior living services	46,871	24.8	39,063	26.7
Total revenue	$188,892	100.0%	$145,954	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

	Year Ended December 31,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$239,539	34.5%	$175,044	32.1%
Hospice	240,102	34.5	194,627	35.7
Home care and other(a)	39,843	5.7	24,793	4.6
Total home health and hospice services	519,484	74.7	394,464	72.4
Senior living services	175,756	25.3	150,427	27.6
Total revenue	$695,240	100.0%	$544,891	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

Exhibit 99.1
THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended December 31,
	2024	2023	Change	% Change
Total agency results:
Home health and hospice revenue	$142,021	$106,891	35,130	32.9%

Home health services:
Total home health admissions	15,959	11,328	4,631	40.9%
Total Medicare home health admissions	6,443	4,952	1,491	30.1%
Average Medicare revenue per 60-day completed episode(a)	$3,824	$3,481	$343	9.9%
Hospice services:
Total hospice admissions	3,090	2,540	550	21.7%
Average daily census	3,445	2,796	649	23.2%
Hospice Medicare revenue per day	$186	$189	$(3)	(1.6)%

	Three Months Ended December 31,
	2024	2023	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$107,731	$100,002	$7,729	7.7%

Home health services:
Total home health admissions	12,650	11,057	1,593	14.4%
Total Medicare home health admissions	5,119	4,826	293	6.1%
Average Medicare revenue per 60-day completed episode(a)	$3,615	$3,495	$120	3.4%
Hospice services:
Total hospice admissions	2,621	2,375	246	10.4%
Average daily census	2,912	2,657	255	9.6%
Hospice Medicare revenue per day	$185	$187	$(2)	(1.1)%

Exhibit 99.1

	Year Ended December 31,
	2024	2023	Change	% Change
Total agency results:
Home health and hospice revenue	$519,484	$394,464	$125,020	31.7%

Home health services:
Total home health admissions	59,741	43,508	16,233	37.3%
Total Medicare home health admissions	24,598	19,389	5,209	26.9%
Average Medicare revenue per 60-day completed episode(a)	$3,677	$3,468	$209	6.0%
Hospice services:
Total hospice admissions	12,208	9,746	2,462	25.3%
Average daily census	3,268	2,607	661	25.4%
Hospice Medicare revenue per day	$183	$185	$(2)	(1.1)%

	Year Ended December 31,
	2024	2023	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$430,672	$384,230	$46,442	12.1%

Home health services:
Total home health admissions	49,273	42,767	6,506	15.2%
Total Medicare home health admissions	20,560	19,047	1,513	7.9%
Average Medicare revenue per 60-day completed episode(a)	$3,546	$3,474	$72	2.1%
Hospice services:
Total hospice admissions	10,591	9,479	1,112	11.7%
Average daily census	2,826	2,561	265	10.3%
Hospice Medicare revenue per day	$185	$186	$(1)	(0.5)%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2023.

Exhibit 99.1

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Total senior living results:
Senior living revenue	$46,871	$39,063	$175,756	$150,427

Occupancy	78.6%	79.0%	78.8%	78.5%
Average monthly revenue per occupied unit	$4,961	$4,568	$4,811	$4,443

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Same store senior living(a) results:
Senior living revenue	$41,742	$38,323	$161,367	$148,548

Occupancy	79.6%	79.9%	79.7%	79.7%
Average monthly revenue per occupied unit	$4,905	$4,522	$4,763	$4,416

(a)	Same store senior living results is defined as all senior living communities excluding affiliate memory care units in transition, and new senior living operations acquired in 2023 or 2024.

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended December 31,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$90,116	47.7%	$70,915	48.6%
Medicaid	25,318	13.4	20,882	14.3
Subtotal	115,434	61.1	91,797	62.9
Managed Care	26,613	14.1	20,210	13.8
Private and Other(a)	46,845	24.8	33,947	23.3
Total revenue	$188,892	100.0%	$145,954	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

	Year Ended December 31,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$335,862	48.3%	$263,810	48.4%
Medicaid	91,704	13.2	77,337	14.2
Subtotal	427,566	61.5	341,147	62.6
Managed Care	92,697	13.3	73,748	13.5
Private and Other(a)	174,977	25.2	129,996	23.9
Total revenue	$695,240	100.0%	$544,891	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

Exhibit 99.1
THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

Net income attributable to The Pennant Group, Inc.	$5,758	$4,349	$22,559	$13,379

Non-GAAP adjustments
Costs at start-up operations(a)	229	102	473	1,162
Share-based compensation expense(b)	2,425	1,401	8,242	5,565
Acquisition related costs and credit allowances(c)	282	301	1,278	476
Interest expense - write off deferred financing fees(e)	—	—	428	—
Costs associated with transitioning operations(d)	68	102	(350)	861
Unusual, non-recurring or redundant charges(e)	458	942	1,004	2,575
Provision for income taxes on Non-GAAP adjustments(f)	(726)	(562)	(3,668)	(2,124)
Non-GAAP net income	$8,494	$6,635	$29,966	$21,894

Dilutive Earnings Per Share As Reported
Net Income	$0.16	$0.14	$0.70	$0.44
Average number of shares outstanding	35,333	30,236	32,000	30,193

Adjusted Diluted Earnings Per Share
Net Income	$0.24	$0.22	$0.94	$0.73
Average number of shares outstanding	35,333	30,236	32,000	30,193

(a)	Represents results related to start-up operations.
		Three Months Ended December 31,		Year Ended December 31,
		2024	2023	2024	2023
	Revenue	$(172)	$(2,216)	$(5,128)	$(11,037)
	Cost of services	381	2,158	5,265	11,139
	Rent	18	156	324	1,041
	Depreciation & amortization	2	4	12	19
	Total Non-GAAP adjustment	$229	$102	$473	$1,162

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended December 31,		Year Ended December 31,
		2024	2023	2024	2023
	Cost of services	$1,039	$832	$3,853	$3,120
	General and administrative	1,386	569	4,389	2,445
	Total Non-GAAP adjustment	$2,425	$1,401	$8,242	$5,565

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

Exhibit 99.1

(d)	During the year ended December 31, 2023, an affiliate of the Company placed its memory care units into transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 which were recorded as a gain on asset disposition on the consolidated statements of income. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with an entity transitioned to Ensign.
		Three Months Ended December 31,		Year Ended December 31,
		2024	2023	2024	2023
	Revenue	$—	$—	$(1)	$(4)
	Cost of services	13	17	(569)	616
	Rent	52	82	209	238
	Depreciation	3	3	11	11
	Total Non-GAAP adjustment	$68	$102	$(350)	$861

(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(f)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 25.2% and 25.8% for the year ended December 31, 2024 and 2023, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

Consolidated net income	$6,530	$4,529	$24,339	$13,910
Less: Net income attributable to noncontrolling interest	772	180	1,780	531
Add: Provision for income taxes	2,071	1,780	7,028	5,674
Net interest expense	650	1,569	6,956	5,924
Depreciation and amortization	1,827	1,313	6,119	5,130
Consolidated EBITDA	10,306	9,011	42,662	30,107
Adjustments to Consolidated EBITDA
Add: Costs at start-up operations(a)	209	(58)	137	102
Share-based compensation expense(b)	2,425	1,401	8,242	5,565
Acquisition related costs and credit allowances(c)	282	301	1,278	476
Activities associated with transitioning operations(d)	13	17	(570)	612
Unusual, non-recurring or redundant charges(e)	458	942	1,004	2,575
Rent related to items (a) and (d) above	70	238	533	1,279
Consolidated Adjusted EBITDA	13,763	11,852	53,286	40,716
Rent—cost of services	11,215	10,320	43,029	39,759
Rent related to items (a) and (d) above	(70)	(238)	(533)	(1,279)
Adjusted rent—cost of services	11,145	10,082	42,496	38,480
Consolidated Adjusted EBITDAR(f)	$24,908		$95,782

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During the year ended December 31, 2023, an affiliate of the Company placed its memory care units into transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 which were recorded as a gain on asset disposition on the consolidated statements of income. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with an entity transitioned to Ensign.
(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.
(f)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

Exhibit 99.1

The following table present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Three Months Ended December 31, 2024
Segment Revenue	$141,849	$46,871	$172	$188,892
Segment Cost of Services	118,628	33,437
Segment Adjusted EBITDAR from Operations	$23,221	$13,434		$36,655
Three Months Ended December 31, 2023
Segment Revenue	$104,990	$38,748	$2,216	$145,954
Segment Cost of Services	86,748	26,848
Segment Adjusted EBITDAR from Operations	$18,242	$11,900		$30,142

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Year Ended December 31, 2024
Segment Revenue	$515,344	$174,767	$5,129	$695,240
Segment Cost of Services	427,635	123,107
Segment Adjusted EBITDAR from Operations	$87,709	$51,660		$139,369
Year Ended December 31, 2023
Segment Revenue	$385,652	$148,198	$11,041	$544,891
Segment Cost of Services	320,046	102,904
Segment Adjusted EBITDAR from Operations	$65,606	$45,294		$110,900

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to income from operations:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations(a)	$36,655	$30,142	$139,369	$110,900
Less: Unallocated corporate expenses	11,747	8,208	43,587	31,704
Less: Depreciation and amortization	1,827	1,313	6,119	5,130
Rent—cost of services	11,215	10,320	43,029	39,759
Other income	15	311	207	339
Adjustments to Segment EBITDAR from Operations:
Less: Costs at start-up operations(b)	209	(58)	137	102
Share-based compensation expense(c)	2,425	1,401	8,242	5,565
Acquisition related costs and credit allowances(d)	282	301	1,278	476
Activities associated with transitioning operations(e)	13	17	(570)	612
Unusual, non-recurring or redundant charges(f)	458	942	1,004	2,575
Add: Net income attributable to noncontrolling interest	772	180	1,780	531
Income from operations	$9,236	$7,567	$38,116	$25,169

Exhibit 99.1

(a)
Segment Adjusted EBITDAR from Operations is net income (loss) attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, and, in order to view the operations performance on a comparable basis from period to period, certain adjustments including: (1) costs at start-up operations, (2) share-based compensation, (3) acquisition related costs and credit allowances, (4) the costs associated with transitioning operations, (5) unusual, non-recurring or redundant charges, and (6) net income attributable to noncontrolling interest. General and administrative expenses are not allocated to the reportable segments, and are included as “All Other,” accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During the year ended December 31, 2023, an affiliate of the Company placed its memory care units into transition and is converting the facility into an assisted living community. We received insurance proceeds related to the property in 2024 which were recorded as a gain on asset disposition on the consolidated statements of income. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with an entity transitioned to Ensign.
(f)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended December 31,
	Home Health and Hospice		Senior Living
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations	$23,221	$18,242	$13,434	$11,900
Less: Rent—cost of services	1,935	1,655	9,280	8,664
Rent related to start-up and transitioning operations	(18)	(65)	(52)	(173)
Segment Adjusted EBITDA from Operations	$21,304	$16,652	$4,206	$3,409

	Year Ended December 31,
	Home Health and Hospice		Senior Living
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations	$87,709	$65,606	$51,660	$45,294
Less: Rent—cost of services	7,189	5,791	35,840	33,967
Rent related to start-up and transitioning operations	(140)	(313)	(393)	(966)
Segment Adjusted EBITDA from Operations	$80,660	$60,128	$16,213	$12,293

Exhibit 99.1
Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) costs incurred for start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs and credit allowances, (g) net costs associated with transitioning operations, (h) unusual, non-recurring or redundant charges and (i) net income attributable to noncontrolling interest. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) costs incurred for start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs and credit allowances, (h) costs associated with transitioning operations, (i) unusual, non-recurring or redundant charges and (j) net income attributable to noncontrolling interest. The company believes that the presentation of EBITDA, adjusted EBITDA, consolidated adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.